The Navigators Group, Inc.

CORPORATE NEWS

Navigators Reports First Quarter Earnings,

Operating Earnings Up 94%

Stamford, CT — May 7, 2014 — The Navigators Group, Inc. (NASDAQ:NAVG) reported net income of $28.0 million, or $1.94 per diluted share, for the three months ended March 31, 2014 compared to $13.9 million, or $0.97 per diluted share, for the comparable period in 2013.

Operating earnings were $20.9 million, or $1.45 per diluted share, for the first quarter of 2014 compared to $10.8 million, or $0.75 per diluted share, for the comparable period in 2013.

Gross written premiums and net written premiums for the three months ended March 31, 2014 were $422.8 million and $311.9 million, respectively, an increase of 7.5% and 15.7% from the comparable period in 2013.

The combined loss and expense ratio for the three months ended March 31, 2014 was 92.2% compared to 97.9% for the comparable period in 2013.

Stan Galanski, President and Chief Executive Officer, commented, “We are pleased to report profitable underwriting results for both our Insurance Company and Lloyd’s Operations, leading to a 3.8% increase in stockholder’s equity during the quarter. We achieved double digit net written premium growth for the quarter, with strong production at Lloyd’s and in Navigators Specialty, our insurance company excess and surplus lines unit. We continued to experience favorable loss emergence across most specialty product lines.”

Stockholders’ equity was $936.8 million, or $65.72 per share, as of March 31, 2014 compared to $902.2 million, or $63.54 per share, as of December 31, 2013.

Net investment income for the three months ended March 31, 2014 was $16.6 million, an increase of 21.6% from the comparable period in 2013. The annualized pre-tax investment yield, excluding net realized gains and losses and other-than-temporary impairment losses recognized in earnings, was 2.8% for the three months ended March 31, 2014, compared to 2.3% for the comparable period in 2013. The effective tax rate on net investment income was 28.1% for the three months ended March 31, 2014, compared to 28.5% for the comparable period in 2013.

400 Atlantic Street	Stamford, CT 06901
TEL (203) 905-6090	FAX (203) 658-1821

News Release

May 7, 2014

The Company’s investment portfolio mainly consists of fixed income securities with an average quality rating of “AA/Aa” as defined by Standard & Poor’s and Moody’s, respectively, and an average effective duration of 3.6 years as of March 31, 2014. As of March 31, 2014, net unrealized gains within our investment portfolio were $55.4 million, an increase of $19.4 million compared to December 31, 2013.

There were $0.8 million of net realized gains recognized in earnings for the three months ended March 31, 2014, compared to $4.8 million for the same periods in 2013.

Other income for the three months ended March 31, 2014 includes a one-time foreign exchange gain of $10.0 million ($6.6 million after-tax) due to a change in the functional currency of our Lloyd’s Operations, which is equally offset by a reversal within the Accumulated Other Comprehensive Income component of stockholders’ equity.

Consolidated net cash flow from operations for the three months ended March 31, 2014 was $8.8 million, compared to $4.3 million for the comparable period in 2013.

The Company will hold a conference call on Thursday, May 8, 2014 starting at 8:30 a.m. ET to discuss the 2014 first quarter results. The call will be available via live webcast on Navigators’ website (www.navg.com).

To participate by telephone, the domestic dial-in number is (888) 503-8175 and the international dial-in is (719) 325-2472. Participants may connect to the webcast at:

http://www.media-server.com/m/p/38dpgitz

Operating earnings, or net income excluding after-tax net realized gains (losses), net other-than-temporary impairment losses recognized in earnings, and after-tax foreign exchange gains and losses resulting from foreign currency transactions (transactions denominated in a currency other than the entity’s functional currency) and translation adjustments (translation of foreign currency denominated assets and liabilities into the entity’s functional currency), is a non-GAAP financial measure that is a common performance measurement for insurance companies. We believe this presentation enhances the understanding of our results of operations by highlighting the underlying profitability of our insurance business.

The Navigators Group, Inc. is an international specialty insurance holding company with insurance company operations, underwriting management companies and operations at Lloyd’s. Navigators has offices in the United States, the United Kingdom and Continental Europe, as well as representative offices in China and Brazil.

The Navigators Group, Inc. logo is available at http://www.globenewswire.com/newsroom/prs/?pkgid=7778

News Release

May 7, 2014

This press release may contain “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Whenever used in this release, the words “estimate”, “expect”, “believe” or similar expressions are intended to identify such forward-looking statements. Forward-looking statements are derived from information that we currently have and assumptions that we make. We cannot assure that results that we anticipate will be achieved, since results may differ materially because of known and unknown risks and uncertainties that we face. Please refer to Navigators’ most recent reports on Forms 10-K and 10-Q and its other filings with the Securities and Exchange Commission for a description of Navigators’ business and the important factors that may affect that business. Navigators’ undertakes no obligation to publicly update or revise any forward-looking statement.

Contact:	Ciro M. DeFalco
Senior Vice President and Chief Financial Officer
(203) 905-6343
cdefalco@navg.com
www.navg.com

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Financial Highlights

($ in thousands, except share and per share data)

(unaudited)

	Three Months Ended March 31,
Results of Operations	2014	2013	Change
Gross written premiums	$422,790	$393,222	7.5%
Net written premiums	311,850	269,452	15.7%

Revenues:
Net earned premiums	225,272	202,328	11.3%
Net investment income	16,610	13,657	21.6%
Total other-than-temporary impairment losses	—	(42)	NM
Portion of loss recognized in other comprehensive income (before tax)	—	—	NM

Net other-than-temporary impairment losses recognized in earnings	—	(42)	NM
Net realized gains (losses)	833	4,814	-82.7%
Other income	10,399	618	NM

Total revenues	253,114	221,375	14.3%

Expenses:
Net losses and loss adjustment expenses	135,067	131,342	2.8%
Commission expenses	25,727	26,555	-3.1%
Other operating expenses	47,146	40,874	15.3%
Interest expense	3,852	2,051	87.8%

Total expenses	211,792	200,822	5.5%

Income before income taxes	41,322	20,553	101.0%

Income tax expense (benefit)	13,354	6,643	101.0%

Net income (loss)	$27,968	$13,910	101.1%

Per Share Data
Net income per common share:
Basic	$1.96	$0.99	99.0%
Diluted	$1.94	$0.97	100.6%

Average common shares outstanding:
Basic	14,233,504	14,085,821
Diluted	14,408,416	14,374,957

Underwriting Ratios
Loss Ratio	60.0%	64.9%
Expense Ratio	32.2%	33.0%

Combined Ratio	92.2%	97.9%

Balance Sheet Data	March 31, 2014	Dec. 31, 2013

Stockholders’ equity	$936,834	$902,212	3.8%
Book value per share	$65.72	$63.54	3.4%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

CONSOLIDATED BALANCE SHEETS

($ in thousands, except share data)

	March 31, 2014	December 31, 2013
	(unaudited)
ASSETS
Investments and cash:
Fixed maturities, available-for-sale, at fair value (amortized cost: 2014, $2,133,492; 2013, $2,036,999)	$2,162,713	$2,047,873
Equity securities, available-for-sale, at fair value (cost: 2014, $137,358; 2013, $118,804)	163,527	143,954
Short-term investments, at cost which approximates fair value	207,843	296,250
Cash	55,041	86,509

Total investments and cash	2,589,124	2,574,586

Premiums receivable	416,675	325,025
Prepaid reinsurance premiums	246,545	247,822
Reinsurance recoverable on paid losses	42,260	38,384
Reinsurance recoverable on unpaid losses and loss adjustment expenses	830,431	822,438
Deferred policy acquisition costs	79,334	67,007
Accrued investment income	14,221	13,866
Goodwill and other intangible assets	7,174	7,177
Current income tax receivable, net	3,204	9,918
Deferred income tax, net	20,928	28,187
Receivable for investments sold	10,078	3
Other assets	39,831	35,039

Total assets	$4,299,805	$4,169,452

LIABILITIES AND STOCKHOLDERS’ EQUITY
Liabilities:
Reserves for losses and loss adjustment expenses	$2,087,471	$2,045,071
Unearned premiums	798,745	714,606
Reinsurance balances payable	145,948	167,252
Senior notes	263,340	263,308
Payable for investments purchased	10,231	7,624
Accounts payable and other liabilities	57,236	69,379

Total liabilities	3,362,971	3,267,240

Stockholders’ equity:
Preferred stock, $.10 par value, authorized 1,000,000 shares, none issued	—	—
Common stock, $.10 par value, authorized 50,000,000 shares, issued 17,766,586 shares for 2014 and 17,709,876 shares for 2013	1,776	1,770
Additional paid-in capital	337,242	335,546
Treasury stock, at cost (3,511,380 shares for 2014 and 2013)	(155,801)	(155,801)
Retained earnings	720,305	692,337
Accumulated other comprehensive income	33,312	28,360

Total stockholders’ equity	936,834	902,212

Total liabilities and stockholders’ equity	$4,299,805	$4,169,452

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Comparative Premium Data

($ in thousands)

Gross Written Premiums:	Three Months
Insurance Companies:	2014	2013	Change
Marine	$52,233	$50,847	2.7%
Property Casualty	229,356	218,964	4.7%
Professional Liability	30,209	31,817	-5.1%

	311,798	301,628	3.4%
Lloyd’s Operations:
Marine	62,957	53,644	17.4%
Property Casualty	33,079	25,058	32.0%
Professional Liability	14,956	12,892	16.0%

	110,992	91,594	21.2%

Total	$422,790	$393,222	7.5%

Net Written Premiums:	Three Months
Insurance Companies:	2014	2013	Change
Marine	$41,124	$41,141	0.0%
Property Casualty	172,361	149,951	14.9%
Professional Liability	20,466	25,227	-18.9%

	233,951	216,319	8.2%
Lloyd’s Operations:
Marine	52,131	39,558	31.8%
Property Casualty	16,534	7,312	126.1%
Professional Liability	9,234	6,263	47.4%

	77,899	53,133	46.6%

Total	$311,850	$269,452	15.7%

Net Earned Premiums:	Three Months
Insurance Companies:	2014	2013	Change
Marine	$32,760	$36,725	-10.8%
Property Casualty	110,826	92,718	19.5%
Professional Liability	22,298	24,888	-10.4%

	165,884	154,331	7.5%
Lloyd’s Operations:
Marine	38,887	34,045	14.2%
Property Casualty	12,958	7,879	64.5%
Professional Liability	7,543	6,073	24.2%

	59,388	47,997	23.7%

Total	$225,272	$202,328	11.3%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

March 31, 2014

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate(1)	Total
Gross written premiums	$311,798	$110,992		$422,790
Net written premiums	233,951	77,899		311,850

Net earned premiums	165,884	59,388		225,272
Net losses and loss adjustment expenses	(106,427)	(28,640)		(135,067)
Commission expenses	(16,710)	(9,526)	509	(25,727)
Other operating expenses	(33,361)	(13,785)		(47,146)
Other underwriting income (expense)	658	6	(509)	155

Underwriting profit (loss)	10,044	7,443	—	17,487

Net investment income	14,777	1,815	18	16,610
Net realized gains (losses)	1,237	(404)	0	833
Interest expense	0	0	(3,852)	(3,852)
Other income (expense)	49	10,195	0	10,244

Income (loss) before income taxes	26,107	19,049	(3,834)	41,322

Income tax expense (benefit)	8,112	6,638	(1,396)	13,354

Net income (loss)	$17,995	$12,411	$(2,438)	$27,968

Losses and loss adjustment expenses ratio	64.2%	48.2%		60.0%
Commission expense ratio	10.1%	16.0%		11.4%
Other operating expense ratio (2)	19.6%	23.3%		20.8%

Combined ratio	93.9%	87.5%		92.2%

(1) The Corporate segment includes intercompany eliminations.

(2) The Other operating expense ratio includes Other underwriting income

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Segment Information

Three Months Ended

March 31, 2013

($ in thousands)

	Insurance Companies	Lloyd’s Operations	Corporate(1)	Total
Gross written premiums	$301,628	$91,594	$—	$393,222
Net written premiums	216,319	53,133	—	269,452

Net earned premiums	154,331	47,997	—	202,328
Net losses and loss adjustment expenses	(106,985)	(24,357)	—	(131,342)
Commission expenses	(18,517)	(8,621)	583	(26,555)
Other operating expenses	(29,343)	(11,531)	—	(40,874)
Other income (expense)	659	542	(583)	618

Underwriting profit (loss)	145	4,030	—	4,175

Net investment income	11,951	1,702	4	13,657
Net realized gains (losses)	4,792	(20)	—	4,772
Interest expense	—	—	(2,051)	(2,051)

Income (loss) before income taxes	16,888	5,712	(2,047)	20,553

Income tax expense (benefit)	5,404	2,046	(807)	6,643

Net income (loss)	$11,484	$3,666	$(1,240)	$13,910

Losses and loss adjustment expenses ratio	69.3%	50.7%		64.9%
Commission expense ratio	12.0%	18.0%		13.1%
Other operating expense ratio(2)	18.6%	22.9%		19.9%

Combined ratio	99.9%	91.6%		97.9%

(1) The Corporate segment includes intercompany eliminations.

(2) The Other operating expense ratio includes Other income (expense).

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Underwriting Results

($ in thousands)

	Three Months Ended March 31, 2014
Insurance Companies:	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Marine	$32,760	$17,408	$10,442	$4,910	53.1%	31.9%	85.0%
Property Casualty	110,826	75,105	30,932	4,789	67.8%	27.9%	95.7%
Professional Liability	22,298	13,914	8,039	345	62.4%	36.1%	98.5%

Total Insurance Companies	165,884	106,427	49,413	10,044	64.2%	29.7%	93.9%

Lloyd’s Operations:
Marine	38,887	$19,430	$15,152	$4,305	50.0%	38.9%	88.9%
Property Casualty	12,958	4,626	4,809	3,523	35.7%	37.1%	72.8%
Professional Liability	7,543	4,584	3,344	(385)	60.8%	44.3%	105.1%

Total Lloyd’s	59,388	28,640	23,305	7,443	48.2%	39.3%	87.5%

Total All	$225,272	$135,067	$72,718	$17,487	60.0%	32.2%	92.2%

	Three Months Ended March 31, 2013
Insurance Companies:	Net Earned Premiums	Losses and LAE Incurred	Underwriting Expenses	Underwriting Profit (Loss)	Loss Ratio	Expense Ratio	Combined Ratio
Marine	$36,725	$23,385	$12,828	$512	63.7%	34.9%	98.6%
Property Casualty	92,718	61,238	26,642	4,838	66.0%	28.8%	94.8%
Professional Liability	24,888	22,362	7,731	(5,205)	89.9%	31.0%	120.9%

Total Insurance Companies	154,331	106,985	47,201	145	69.3%	30.6%	99.9%

Lloyd’s Operations:
Marine	34,045	18,837	13,270	1,938	55.3%	39.0%	94.3%
Property Casualty	7,879	751	4,320	2,808	9.5%	54.9%	64.4%
Professional Liability	6,073	4,769	2,020	(716)	78.5%	33.3%	111.8%

Total Lloyd’s	47,997	24,357	19,610	4,030	50.7%	40.9%	91.6%

Total All	$202,328	$131,342	$66,811	$4,175	64.9%	33.0%	97.9%

	Amounts		Loss Ratio
Net Incurred Loss Activity For the Three Months Ended:	March 31, 2014	March 31, 2013	March 31, 2014	March 31, 2013
Insurance Companies:
Loss and LAE payments	$74,910	$79,904	45.2%	51.8%
Change in reserves	31,517	27,081	19.0%	17.5%

Net incurred loss and LAE	106,427	106,985	64.2%	69.3%

Lloyd’s Operations:
Loss and LAE payments	25,753	30,462	43.3%	63.4%
Change in reserves	2,887	(6,105)	4.9%	-12.7%

Net incurred loss and LAE	28,640	24,357	48.2%	50.7%

Total
Loss and LAE payments	100,663	110,366	44.7%	54.5%
Change in reserves	34,404	20,976	15.3%	10.4%

Net incurred loss and LAE	$135,067	$131,342	60.0%	64.9%

	Amounts		Loss Ratio Impact
Impact of Prior Years Reserves Favorable/(Unfavorable) Development	March 31,	March 31,	March 31,	March 31,
For the Three Months Ended:	2014	2013	2014	2013
Insurance Companies	$(548)	$(7,730)	-0.3%	-3.8%
Lloyd’s Operations	586	3,647	0.3%	1.8%

Total	$38	$(4,083)	0.0%	-2.0%

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Net Loss Data

($ in thousands)

Net Loss Reserves, March 31, 2014:	Case Reserves	IBNR Reserves	Total
Insurance Companies:
Marine	$119,754	$102,490	$222,244
Property Casualty	152,463	407,153	559,616
Professional Liability	62,034	90,241	152,275

Total Insurance Companies	334,251	599,884	934,135

Lloyd’s Operations:
Marine	129,943	89,109	219,052
Property Casualty	26,599	17,491	44,090
Professional Liability	13,011	46,752	59,763

Total Lloyd’s Operations	169,553	153,352	322,905

Total Net Loss Reserves	$503,804	$753,236	$1,257,040

Net Loss Reserves, December 31, 2013:	Case Reserves	IBNR Reserves	Total
Insurance Companies:
Marine	$122,909	$101,077	$223,986
Property Casualty	150,477	377,173	527,650
Professional Liability	61,117	89,865	150,982

Total Insurance Companies	334,503	568,115	902,618

Lloyd’s Operations:
Marine	133,060	85,685	218,745
Property Casualty	25,870	18,271	44,141
Professional Liability	14,013	43,116	57,129

Total Lloyd’s Operations	172,943	147,072	320,015

Total Net Loss Reserves	$507,446	$715,187	$1,222,633

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

March 31, 2014

As of March 31, 2014, the average quality of the investment portfolio as rated by S&P and Moody’s was AA/Aa with an average duration of 3.6 years. The Company does not own any collateralized debt obligations (CDO’s) or asset backed commercial paper.

As of March 31, 2014, the Company owned two asset-backed securities approximating $0.5 million with subprime mortgage exposures. The securities have an effective maturity of 2.1 years. In addition, the Company owned a total of seven collateralized mortgage obligations and asset-backed securities approximating $1.9 million classified as Alt-A which is a credit category between prime and subprime. They have an effective maturity of 7.6 years. Such subprime and Alt-A categories are as defined by S&P. The Company is receiving principal and/or interest payments on all these securities and believes such amounts are fully collectible.

The following table sets forth our cash and investments as of March 31, 2014:

March 31, 2014	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Amortized Cost
	($ in thousands)
Fixed maturities:
U.S.Treasury bonds, agency bondsand foreign government bonds	$417,942	3,066	(4,956)	419,832
States, municipalities and political subdivisions	491,598	12,216	(6,948)	486,330
Mortgage- and asset-backed securities:
Agency mortgage-backed securities	265,818	7,182	(3,525)	262,161
Residential mortgage obligations	57,852	1,573	(136)	56,415
Asset-backed securities	162,226	639	(563)	162,150
Commercial mortgage-backed securities	173,333	7,792	(272)	165,813

Subtotal	659,229	17,186	(4,496)	646,539
Corporate bonds	593,944	15,472	(2,319)	580,791

Total fixed maturities	2,162,713	47,940	(18,719)	2,133,492

Equity securities — common stocks	141,476	26,589	(1,271)	116,158
Equity securities — preferred stocks	22,051	852	(1)	21,200
Short-term investments	207,843	—	—	207,843
Cash	55,041	—	—	55,041

Total	$2,589,124	$75,381	$(19,991)	$2,533,734

News Release

THE NAVIGATORS GROUP, INC. AND SUBSIDIARIES

Investment Data

March 31, 2014

($ in thousands)

The following tables set forth our agency mortgage-backed securities and residential mortgage obligations, categorized by those issued by GNMA, FNMA and FHLMC and the quality category (prime, Alt-A and subprime) for all other such investments at March 31, 2014:

Agency mortgage-backed securities:	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Amortized Cost
GNMA	$98,801	$3,012	$(2,076)	$97,865
FNMA	122,073	3,340	(1,332)	120,065
FHLMC	44,944	830	(117)	44,231

Total	$265,818	$7,182	$(3,525)	$262,161

Residential mortgage obligations:	Fair Value	Gross Unrealized Gains	Gross Unrealized (Losses)	Amortized Cost
Prime	$34,793	$822	$(104)	$34,075
Alt-A	1,883	113	(32)	1,802
Subprime	503	11	—	492
Non-US RMBS	20,673	627	—	20,046

Total	$57,852	$1,573	$(136)	$56,415